Exhibit 10.10

Amendment to Employment Agreement with certain officers
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Mr. Martin Feinstein has amended his employment agreement with the Company as of June 15, 1998:

     WHEREAS, Farmers Group, Inc., a Nevada corporation, (the "Company") and Martin D. Feinstein (the "Executive") have entered into an employment agreement dated October 15, 1997 (the "Agreement").

     WHEREAS, it is the desire of the Company and the Executive to amend the Agreement in certain respects.

     NOW, THEREFORE, in consideration of the premises and respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree to additional provisions in the following sections.

     1. Section 6(d) of the Agreement is hereby modified in its entirety to read as follows:

         (d) Termination by the Executive. The Executive may terminate his employment hereunder for Good Reason. For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless (except for purposes of Subsection 13(h)(i)) the Company establishes to the then existing Compensation Committee of the Board that Good Reason does not exist.

     2. The first paragraph of Section 13(h) of the Agreement is hereby modified in its entirety to read as follows:

         (h) Good Reason. The Executive's termination of employment with the Company shall be deemed for "Good Reason" (i) if the Executive voluntarily resigns for any reason during the first eighteen (18) months following the Merger or (ii) if, after such eighteen (18) month period the Executive's termination occurs within twelve (12) months of any of the following without the Executive's express written consent.

     3. Subsections 13(h)(i) through (iv) of the Agreement are hereby redesignated as Subsections 13 (h)(ii)(A) through (F), respectively.

     4. A new Section 13(i) of the Agreement is hereby created to read in its entirety as follows:

         (i) Merger. "Merger" shall mean the merger described in that certain Agreement and Plan of Merger between B.A.T Industries, p.l.c. and Zurich Insurance Company dated December 22, 1997.

     5. Subsections 13(i) through 13(k) of the Agreement are hereby redesignated as Subsections 13(j) through 13(l), respectively.


FARMERS GROUP, INC. a Nevada Corporation

By:      /s/  David P. Allvey                            Dated:  June 15, 1998
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Name:  David P. Allvey

Title: Director


Martin D. Feinstein

   /s/ Martin D. Feinstein                               Dated:  June 15, 1998
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               (signature)